Execution Copy

FIRST AMENDMENT TO THE STOCK EXCHANGE AGREEMENT

This FIRST AMENDMENT TO THE STOCK EXCHANGE AGREEMENT (this “Amendment”) is entered into as of July 23, 2019 (the “Effective Date”) by and between Grow Capital, Inc., a Nevada corporation (“GC”), Bombshell Technologies, Inc., a Nevada corporation (“Bombshell”), and the shareholders of Bombshell (the “Bombshell Shareholders”).

RECITALS

A.GC, Bombshell, and the Bombshell Shareholders entered into that certain Stock Exchange Agreement (the “Agreement”) on June 26, 2019.  The capitalized terms used in this Amendment shall have the meanings set forth in the Agreement, unless otherwise defined herein.

B.Pursuant to Section 10.2 of the Agreement, GC, Bombshell, and the Bombshell Shareholders desire to amend the Agreement in order to clarify the requirements for the Closing of the Agreement and to make certain other changes as set forth herein.

C.The GC Board of Directors has (i) determined that this Amendment is fair to, and in the best interests of, GC and the GC Stockholders and (ii) has deemed advisable and approved this Amendment, and the other actions contemplated by this Amendment.

D.The Bombshell Board of Directors (i) has determined that this Amendment is advisable and fair to, and in the best interests of, Bombshell and the Bombshell Shareholders, (ii) has deemed advisable and approved this Amendment and other actions contemplated by this Agreement, and (iii) has determined to recommend that the Bombshell Shareholders adopt this Amendment.

AMENDMENT

The Parties to this Agreement, intending to be legally bound, adopt the following Amendment.

1.The Parties agree that the Closing will occur upon (a) the adoption of this Amendment by the Parties, (b) the occurrence of the Exchange as set forth in Section 1.4 of the Agreement, and (c) the fulfillment of GC’s obligations under Section 1.5(b) of the Agreement, as amended hereto.

2.Section 1.5 of the Agreement is hereby amended and restated as follows:

“1.5Increase in Authorized Shares; Delivery of Shares.

(a)Within ninety (90) days following the Closing Date, GC shall use its commercially reasonable efforts to file and cause to become effective amended and restated articles of incorporation to increase the authorized shares of Common Stock under its articles of incorporation (the “Charter Amendment”).

(b)At the Effective Time, GC shall instruct its transfer agent to issue to each Person who was a record holder of Bombshell Ownership Interests immediately prior to the

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Effective Time, as set forth on the Transfer Ledger, such holder’s pro rata share of 33,000,000 shares of GC Common Stock (the “Closing Shares”), as rounded to account for any fractional shares, in book-entry form bearing a restrictive legend that the shares were issued in reliance upon the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof.

(c)Promptly after the effectiveness of the Charter Amendment, GC shall instruct its transfer agent to issue to each Person who was a record holder of Bombshell Ownership Interests immediately prior to the Effective Time, as set forth on the Transfer Ledger, such holder’s pro rata share of 77,675,328 shares of GC Common Stock (the “Remaining Shares”), as rounded to account for any fractional shares, in book-entry form bearing a restrictive legend that the shares were issued in reliance upon the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof.”

3.Section 9.1(b) of the Agreement is hereby amended and restated as follows:

“(b)by either GC or Bombshell if the Exchange shall not have been consummated by  October 31, 2019 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to Bombshell, on the one hand, or to GC, on the other hand, if such Party’s action or failure to act has been a principal cause of the failure of the Exchange to occur on or before the Outside Date and such action or failure to act constitutes a breach of this Agreement; provided, further, that, in the event that on the Outside Date (i) either (A) a preliminary proxy statement filed by GC with the SEC in order to obtain the GC Shareholders’ approval of the Charter Amendment (a “Proxy Statement”) or (B) the Information Statement, is still being reviewed or commented upon by the SEC, or (ii) GC has filed a definitive Proxy Statement with the SEC, then the Outside Date shall be extended an additional sixty (60) calendar days.”

4.Section 10.11 of the Agreement is hereby renumbered as Section 10.12 and the following is added as Section 10.11 of the Agreement:

“10.11Liquidated Damages. If GC is unable to obtain approval of the Charter Amendment from the GC Shareholders as of the Outside Date (which shall be extended as permitted under Section 9.1(b)) (the “GC Share Increase Breach”), and the GC Share Increase Breach was not the result of any Bombshell Shareholder (a) not signing the GC Stockholders Written Consent or (b) not providing a proxy, voting all of the GC Common Stock beneficially owned by such Bombshell Shareholder in favor of the approval of the Charter Amendment, then, upon notice from Shareholder Representative, GC shall transfer 100% of the Bombshell Ownership Interests to each Person who was a record holder of Bombshell Ownership Interests immediately prior to the Effective Time on a pro rata basis as set forth in Ledger A (the “Liquidated Damages”). The Parties intend that the Liquidated Damages constitute compensation, and not a penalty. The Parties acknowledge and agree that the Bombshell Shareholders’ harm caused by the GC Share Increase Breach would be impossible or very difficult to accurately estimate as of the Effective Time, and that the Liquidated Damages are a reasonable estimate of the anticipated or actual harm that might arise from the GC Share Increase Breach. GC’s payment of the Liquidated Damages is GC’s sole liability and entire obligation and the Bombshell Shareholders exclusive remedy for the

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GC Share Increase Breach.  Upon payment of the Liquidated Damages, GC’s obligations under this Agreement to Bombshell, the Bombshell Shareholders or Shareholder Representative, including, but not limited to any obligation to issue the Remaining Shares or the Earn-Out Shares, shall be terminated and shall have no further force or effect.”

5.No Other Modification; Inconsistencies.  Except as set forth in this Amendment, the terms of the Agreement shall remain in full force and effect.  In the event of any inconsistency between the provisions of the Amendment and any provision of the Agreement, the terms and provisions of this Amendment shall control.

6.Applicable Law; Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or suit between any of the Parties arising out of or relating to this Amendment or any of the Contemplated Transactions: (a) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of Nevada; (b) if any such action or suit is commenced in a state court, then, subject to applicable Legal Requirements, no Party shall object to the removal of such action or suit to any federal court located in the District of Nevada; and (c) each of the Parties irrevocably waives the right to trial by jury.

7.Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by all Parties by facsimile or electronic transmission in PDF format shall be sufficient to bind the Parties to the terms and conditions of this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

GROW CAPITAL, INC., a Nevada corporation

By: /s/ Jonathan Bonnette
Name: Jonathan Bonnette
Title:  CEO and President

BOMBSHELL TECHNOLOGIES, INC., a Nevada corporation

By: /s/ Joel Bonnette
Name: Joel Bonnette
Title: CEO and President

BOMBSHELL SHAREHOLDERS:

AMBIGUOUS HOLDINGS LLC, a Louisiana limited liability company

By: /s/ Joel Bonnette
Name: Joel Bonnette
Title: Manager

STRATEGERY, LLC, a Nevada limited liability company

By: /s/ Joel Bonnette
Name: Joel Bonnette
Title: Manager

[Signature Page to the First Amendment to the Stock Exchange Agreement]

AYG LLC, a Nevada limited liability company

By: /s/ Terry Kennedy
Name: Terry Kennedy
Title: Manager

JOURNEY, HOME 4 TEENS LLC, a Nevada limited liability company

By: /s/ Terry Kennedy
Name: Terry Kennedy
Title: Manager

KA PUT AND CALL, LLC, a Nevada limited liability company

By: /s/ Andy Albright
Name: Andy Albright
Title: Manager

ALBRIGHT BOMBSHELL, LLC, a North Carolina limited liability company

By: /s/ Andy Albright
Name: Andy Albright
Title: Manager

[Signature Page to the First Amendment to the Stock Exchange Agreement]

ZEAKE LLC, a Nevada limited liability company

By: /s/ Jonathan Bonnette

Name: Jonathan Bonnette
Title: Manager

[Signature Page to the First Amendment to the Stock Exchange Agreement]